                                                                   Exhibit 10.13
                                                                   -------------

                                 AMENDMENT NO. 1
                                       TO
                                CREDIT AGREEMENT
                                ----------------


         AMENDMENT NO. 1, dated as of December 22, 2000 (this "Amendment"), to the Credit Agreement, dated as of December 4, 2000 (the "Credit Agreement"), by and among Building Materials Corporation of America (the "Borrower"), the Lenders party thereto and The Bank of New York, as administrative agent (in such capacity, the "Administrative Agent") and as swing line lender (in such capacity, the "Swing Line Lender").



                                    RECITALS
                                    --------

         I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         II. The Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement upon the terms and conditions contained in this Amendment, and the Administrative Agent and the Required Lenders are willing so to do.


         Accordingly, in consideration of the Recitals and the covenants and conditions hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Section 1.1 is amended by amending and restating the definition of "Applicable Margin" in its entirety to read as follows:

                  "Applicable Margin": a rate per annum equal to (i) with respect to ABR Advances, 0.00%, and (ii) with respect to Eurodollar Advances, 2.64%; provided that if at any time during the pendency of a BMCA Bankruptcy (as defined in the Collateral Agent Agreement), (A) the Senior Note Lien Avoidance (as defined in the Collateral Agent Agreement) has occurred, (B) the 1999 Liens (as defined in the Collateral Agent Agreement) remain in full force and effect, and (C) the DIP Facility shall have come into effect, then, for the period from and after such time as such Senior Note Lien Avoidance shall have occurred, the Applicable Margin under the DIP Facility shall be increased by 1%.

         2. Section 1.1 is amended by amending and restating the definition of "Depositary Control Agreement" in its entirety to read as follows:

                  "Depositary Control Agreement": an agreement among a Credit Party, a Qualified Depositary Institution and the Collateral Agent substantially in the form of Exhibit M, with such changes thereto as shall be agreed upon by such Credit Party, Qualified Depositary Institution and the Collateral Agent.

         3. Section 5.5(f) is amended and restated in its entirety to read as follows:

                  (f) a copy of the fully executed Depositary Control Agreement of each Qualified Depositary Institution in which the Borrower or any of its Subsidiaries maintains any bank account (other than a Qualified Depositary Institution in which the Borrower or any of its Subsidiaries maintains only one or more Payroll Accounts and/or Petty Cash Accounts), to the extent the Borrower shall have received such Depositary Control Agreements from each such Qualified Depositary Institution (the original of which shall have been delivered to the Collateral Agent);

         4. Section 7.14(a) is amended and restated in its entirety to read as follows:

                  (a) The Borrower will, and will cause each Subsidiary (other than any Receivable Subsidiary) to (i) deposit and maintain on deposit all of its Invested Cash in the Cash Collateral Account, (ii) deposit and, subject to
Section 7.14(b), maintain on deposit all of its Marketable Securities with Bear, Stearns & Co. Inc., (iii) cause all of its System Cash to be deposited in Qualified Depositary Institutions and, subject to Section 7.15, prior to any such deposit, cause each such Qualified Depositary Institution to execute and deliver to the Collateral Agent a Depositary Control Agreement and (iv) subject to Section 7.15, comply with the Cash Management System.

         5. Article 7 is amended by adding a new Section 7.15 to read as follows:

                  Deliver to the Administrative Agent within 30 days of the Effective Date a copy of the fully executed Depositary Control Agreement of each Qualified Depositary Institution in which the Borrower or any of its Subsidiaries maintains any bank account (other than a Qualified Depositary Institution in which the Borrower or any of its Subsidiaries maintains only one or more Payroll Accounts and/or Petty Cash Accounts), to the extent any such Depositary Control Agreement shall not have been delivered to the Collateral Agent on or before the Effective Date (the original of which shall have been delivered to the Collateral Agent). Prior to such delivery the Borrower (i) will cause each such Qualified Depositary Institution to wire all collected and available funds each Business Day to the Cash Collateral Account, and (ii) will not draw upon, withdraw, seek to withdraw or transfer any funds therefrom (other than to the Cash Collateral Account).

         6. The Credit Agreement is amended by replacing Exhibit G, Exhibit J and Exhibit K thereto with Exhibit G, Exhibit J and Exhibit K attached hereto, respectively.

         7. Paragraphs 1 through 6 shall not be effective until the satisfaction of all of the following conditions precedent (the "Amendment Effective Date"):

                  (a) The Administrative Agent shall have received this Amendment, duly executed by a duly authorized officer or officers of the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

                  (b) The Amendment Effective Date shall occur on or prior to the Effective Date.

         8. On the date hereof, each Credit Party hereby (a) reaffirms and admits the validity and enforceability of each Loan Document (as amended by this Amendment) to which it is a party and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligation, and (c) represents and warrants that no Default or Event of Default under any Loan Document (as amended by this Amendment) has occurred and is continuing, and that each of the representations and warranties made by it in the Loan Documents (as amended by this Amendment) to which it is a party is true and correct in all material respects with the same effect as though each such representation and warranty had been made on the date hereof, except to the extent such representation and warranty specifically relates to an earlier date, in which case such representation and warranty shall have been true and correct on and as of such earlier date.

         9. In all other respects, the Loan Documents shall remain in full force and effect, and no consent or amendment in respect of any term or condition of any Loan Document contained herein shall be deemed to be a consent or amendment in respect of any other term or condition contained in any Loan Document.

         10. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one agreement. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged. All future references to the Credit Agreement shall mean and refer to the Credit Agreement as amended hereby.

         11. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS, BUT INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

                            [signature pages follow]

                                 AMENDMENT NO. 1
                    BUILDING MATERIALS CORPORATION OF AMERICA


         AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment No. 1 to be executed on its behalf.


                       BUILDING MATERIALS CORPORATION OF AMERICA


                       By: /s/ Susan B. Yoss
                          -----------------------------------------
                       Name: Susan B. Yoss
                            ---------------------------------------
                       Title: Senior Vice President and Treasurer
                             --------------------------------------

                                 AMENDMENT NO. 1
                    BUILDING MATERIALS CORPORATION OF AMERICA


                            THE BANK OF NEW YORK, as Swing Line
                            Lender, as an Issuing Bank, as Administrative Agent and as a Lender


                            By: /s/ G. P. Malaungg
                                -----------------------------------
                            Name: George P. Malaungg
                                 ----------------------------------
                            Title: Senior Vice President
                                  ---------------------------------

                                 AMENDMENT NO. 1
                    BUILDING MATERIALS CORPORATION OF AMERICA


                            FLEET NATIONAL BANK


                            By:    /s/ Peggy Peckham
                                -----------------------------------
                            Name:  Peggy Peckham
                                 ----------------------------------
                            Title: Senior Vice President
                                  ---------------------------------

                                 AMENDMENT NO. 1
                    BUILDING MATERIALS CORPORATION OF AMERICA


                            BEAR STEARNS CORPORATE LENDING INC.


                            By:    /s/ Victor F. Bulzaccehellci
                                -----------------------------------
                            Name:  Victor F. Bulzaccehellci
                                 ----------------------------------
                            Title: Managing Director
                                  ---------------------------------

                                 AMENDMENT NO. 1
                    BUILDING MATERIALS CORPORATION OF AMERICA


                            THE CHASE MANHATTAN BANK


                            By:    /s/ Peter Delousas
                                -----------------------------------
                            Name:  Peter Delousas
                                 ----------------------------------
                            Title: Managing Director
                                  ---------------------------------

                                 AMENDMENT NO. 1
                    BUILDING MATERIALS CORPORATION OF AMERICA


                            THE BANK OF NOVA SCOTIA


                            By:     /s/ Daniel A. Costigan
                                -----------------------------------
                            Name:   Daniel A. Costigan
                                 ----------------------------------
                            Title:  Director
                                  ---------------------------------

                                 AMENDMENT NO. 1
                    BUILDING MATERIALS CORPORATION OF AMERICA


AGREED AND CONSENTED TO:


BMC WAREHOUSING INC.
BMCA GOLDSBORO, INC.
BMCA INSULATION PRODUCTS INC.
BUILDING MATERIALS INVESTMENT CORPORATION
BUILDING MATERIALS MANUFACTURING CORPORATION
DUCTWORK MANUFACTURING CORPORATION
EXTERIOR TECHNOLOGIES CORPORATION
GAF KALAMAZOO ACQUISITION CORP.
GAF LEATHERBACK CORP.
GAF MATERIALS CORPORATION (CANADA)
GAF PREMIUM PRODUCTS INC.
GAF REAL PROPERTIES, INC.
GAFTECH CORPORATION
INTEC MARINE INC.
LL BUILDING PRODUCTS INC.
PEQUANNOCK VALLEY CLAIM SERVICE COMPANY, INC.
SOUTH PONCA REALTY CORP.
TOPCOAT, INC.
USI MATERIALS INC.
U.S. INTEC, INC.
US INTEC HOLDINGS INC.
WIND GAP REAL PROPERTY ACQUISITION CORP.


By:       /s/ Susan B. Yoss
    ----------------------------------------
Name:     Susan B. Yoss
      --------------------------------------
Title:    Senior Vice President
       -------------------------------------